UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2025

Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2025, the Board of Directors (the “Board”) of Joby Aviation, Inc. (the “Company”) approved and adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately.

Among other things, the Amended and Restated Bylaws:

•replace provisions requiring suspension of voting rights for shares held by stockholders who are not “citizens of the United States” (as defined in Section 40102 of Subtitle VII of Title 49 of the United States Code, as amended from time to time) to the extent the combined voting power held by all such stockholders exceeds 25% of the combined voting power of all outstanding stock with provisions requiring that the Company not operate under a Federal Aviation Administration Part 135 air carrier or operating certificate unless it is in compliance with the applicable requirements for such certificate;
•clarify certain provisions regarding the matters that may be brought before a special meeting of stockholders;
•clarify certain provisions regarding the provision of timely notice of business to be brought before an annual meeting of stockholders;
•enhance disclosure requirements in connection with stockholder nominations of directors and notices of business to be brought before an annual meeting of stockholders, including information on such proposing stockholder’s security ownership, including ownership of derivative securities and proportionate interests, and the Board’s option to request additional information from a proposing stockholder, nominating person or requesting person as may be reasonably required;
•enhance disclosure in connection with disregarding any nomination and any related proxies or votes in instances where a nomination was previously included in the Company’s proxy statement and related materials and/or the Company has received votes related to the election of such nomination, but the stockholder who proposed such nomination does not comply Rule 14a- 19(a)(2) of Rule 14a-19(a)(3) of the Exchange Act; and
•make other administrative, modernizing, clarifying, and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Joby Aviation, Inc
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	January 24, 2025	By:	/s/ Kate DeHoff
		Name:	Kate DeHoff
		Title:	General Counsel and Corporate Secretary